                                                                    EXHIBIT 10.3


                                SECOND AMENDMENT


            SECOND AMENDMENT (this "Amendment"), dated as of May 14, 1999, among MJD COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), NATIONSBANK OF TEXAS, N.A., as Syndication Agent (the "Syndication Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent" and together with the Syndication Agent, collectively, the "Agents"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :


            WHEREAS, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of March 30, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

            WHEREAS, subject to and on the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement, as provided below;

            NOW, THEREFORE, it is agreed:

            1. Section 3.02(A) of the Credit Agreement is hereby amended by deleting clause (c) of said Section in its entirety and inserting the following new clause (c) in lieu thereof:

            "(c) On the fifth Business Day following the date of receipt thereof by the Borrower and/or any of its Subsidiaries of the Net Cash Proceeds from any Asset Sale, an amount equal to 100% of the Net Cash Proceeds from such Asset Sale shall be applied as a mandatory repayment of principal of the then outstanding Term Loans and if no Term Loans are then outstanding, to the RF Loans and the AF Loans, PRO RATA, among such Loans, PROVIDED that up to 100% of the Net Cash Proceeds from Asset Sales shall not be required to be used to so repay Loans to the extent (i) the Borrower elects, as hereinafter provided, to cause such Net Cash Proceeds to be used within 180 days of such Asset Sale to finance an Acquisition or Acquisitions or Permitted Acquisitions (a "Reinvestment Election") or (ii) in the case of Net Cash Proceeds from a Non-Core Asset Sale and so long as RF Loans in an aggregate principal amount equal to at least such amount of Net Cash Proceeds were incurred to finance an Acquisition or Acquisitions or Permitted Acquisitions within 90 days (or, in the case of the Net Cash Proceeds from the sale of certain Non-Core Assets of Taconic Technology Corp. and Taconic Telephone Corp., 120 days) prior to the date of receipt of such Net Cash Proceeds, the Borrower applies all (and not less than all) of such Net Cash Proceeds to repay outstanding principal of RF Loans

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      in accordance with Section 3.01 (a "Repayment Election"). The Borrower may exercise (x) its Repayment Election with respect to a Non-Core Asset Sale if (A) no Default or Event of Default exists and (B) the Borrower delivers a written notice signed by an Authorized Officer of the Borrower to the Administrative Agent no later than five Business Days following the respective Non-Core Asset Sale stating that it has incurred RF Loans in an aggregate principal amount equal to or greater than the Net Cash Proceeds received from such Non-Core Asset Sale to finance an Acquisition and/or Permitted Acquisition within the time period specified in clause (ii) above and specifying the relevant Acquisition(s) and/or Permitted Acquisition(s) consummated during such period and (y) its Reinvestment Election with respect to an Asset Sale if (A) no Default or Event of Default exists and (B) the Borrower delivers a Reinvestment Notice to the Administrative Agent no later than five Business Days following the date of the consummation of the respective Asset Sale, with such Reinvestment Election being effective with respect to the Net Cash Proceeds of such Asset Sale equal to the Anticipated Reinvestment Amount specified in such Reinvestment Notice."

            2. Section 9 of the Credit Agreement is modified by inserting the following new definitions in appropriate alphabetical order:

            "Non-Core Asset Sale" shall mean an Asset Sale constituting a sale of Non-Core Assets.

            "Repayment Election" shall have the meaning provided in Section 3.02(A)(c).

            3. In order to induce the Lenders to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 5 of the Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Second Amendment Effective Date (as defined below), both before and after giving effect to this Amendment.

            4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            7. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of the Borrower and the Required Lenders shall have

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signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention:
John Giambalvo (facsimile number 212-354-8113).

            8. From and after the Second Amendment Effective Date, all references to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.


                                      * * *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                                       MJD COMMUNICATIONS, INC.



                                       By: /s/ Timothy W. Henry
                                          --------------------------------------
                                          Name:  Timothy W. Henry
                                          Title: VP of Finance



                                       BANKERS TRUST COMPANY, Individually
                                          and as Administrative Agent



                                       By: /s/ Mary Kay Coyle
                                          --------------------------------------
                                          Name:
                                          Title:



                                       NATIONSBANK OF TEXAS, N.A.,
                                          Individually and as Syndication
                                          Agent



                                       By: /s/ Pamela S. Kurtzman
                                          --------------------------------------
                                          Name:  Pamela S. Kurtzman
                                          Title: Vice President



                                       COBANK, ACB



                                       By: /s/ Rick Freeman
                                          --------------------------------------
                                          Name:  Rick Freeman
                                          Title: Vice President

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                                       FIRST UNION NATIONAL BANK



                                       By: /s/ Mark L. Cook
                                          --------------------------------------
                                          Name:  Mark L. Cook
                                          Title: Senior Vice President



                                       MORGAN STANLEY DEAN WITTER PRIME
                                          INCOME TRUST



                                       By: /s/ Shiela Finnerty
                                          --------------------------------------
                                          Name:  Shiela Finnerty
                                          Title: Vice President



                                       HELLER FINANCIAL, INC.



                                       By: /s/ K. Craig Gailehugh
                                          --------------------------------------
                                          Name:  K. Craig Gailehugh
                                          Title: Vice President



                                       THE TRAVELERS INSURANCE COMPANY



                                       By: /s/ Allen R. Cantrell
                                          --------------------------------------
                                          Name:  Allen R. Cantrell
                                          Title: Investment Officer



                                       UNION BANK OF CALIFORNIA, N.A.



                                       By: /s/ Ryan D. Flanagan
                                          --------------------------------------
                                          Name:  Ryan D. Flanagan
                                          Title: Assistant Vice President

                                       CENTURA BANK



                                       By: /s/ Gregory S. Greer
                                          --------------------------------------
                                          Name:  Gregory S. Greer
                                          Title: Corporate Banking Officer



                                       CIT GROUP/EQUIPMENT FINANCING INC.



                                       By: /s/ Ahmet Beyhan
                                          --------------------------------------
                                          Name:  Ahmet Beyhan
                                          Title: Sr. Credit Analyst



                                       FLEET NATIONAL BANK



                                       By: /s/ Tanya M. Crossley
                                          --------------------------------------
                                          Name:  Tanya M. Crossley
                                          Title: Vice President



                                       DELANO COMPANY
                                          By:  Pacific Investment Management
                                          Company as its Investment Advisor



                                       By: /s/ Mohan V. PhanSalkar
                                          --------------------------------------
                                          Name:  Mohan V. PhanSalkar
                                          Title: Senior Vice President



                                       MEESPIERSON CAPITAL CORP.



                                       By: /s/ Scott Webster
                                          --------------------------------------
                                          Name:  Scott Webster
                                          Title: Vice President



                                       By: /s/ Svein Engh
                                          --------------------------------------
                                          Name:  Svein Engh
                                          Title: Managing Director





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                                       SENIOR DEBT PORTFOLIO
                                          By BOSTON MANAGEMENT AND RESEARCH,
                                          as Investment Manager



                                       By:/s/ Payson F. Swaffield
                                          --------------------------------------
                                          Name:  Payson F. Swaffield
                                          Title: Vice President



                                       OXFORD STRATEGIC INCOME FUND
                                          By:  Eaton Vance Management as
                                          Investment Advisor


                                       By: /s/ Payson E. Swaffield
                                          --------------------------------------
                                          Name:  Payson E. Swaffield
                                          Title: Vice President